UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2007

COCA-COLA ENTERPRISES INC.
(Exact name of Registrant as specified in its charter)

Delaware (State of Incorporation)	01-09300 (Commission File No.)	58-0503352 (IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339
(Address of principal executive offices, including zip code)

(770) 989-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 28, 2007, Coca-Cola Bottlers’ Sales & Services Company LLC (“CCB”), a company controlled by the registrant, entered into an Amended and Restated Can Supply Agreement with Rexam Beverage Can Company (“Rexam”), effective as of January 1, 2006. CCB acts as agent for the negotiation, execution and management of certain procurement contracts for several bottling companies, including the registrant (the “Bottlers”).

The amendment sets out the terms pursuant to which Rexam will supply aluminum beverage containers to the registrant and the other Bottlers.

The amendment amends and restates: (i) the Can Supply Agreement entered into on or about January 1, 2004 by and between Rexam and CCB, as agent for certain Bottlers, and (ii) the Can Supply Agreement executed and effective as of January 1, 1999, as amended, by and between the registrant and Rexam.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)
Date: March 5, 2007	By: /S/ JOHN J. CULHANE Name: John J. Culhane Title: Executive Vice President and General Counsel